Exhibit 10.15.1



			Closing Conditions

		Addendum  to the Securities Purchase Agreement
			(Dated June 16th 2002)


Between:

Organitech U.S.A Inc.
(on one side)

and

B.L.M N.V

(on the other side)


Whereas		Organitech U.S.A Inc. (Hereinafter - "Organitech")
			and B.L.M. N.V. (Hereinafter - "B.L.M") have signed a Securities Purchase Agreement (Hereinafter - "the agreement") on June 16th 2002;

And whereas	Organitech and B.L.M agreed that the closing conditions
			of the agreement will be subdued to a due diligence process;

And whereas	B.L.M. hereby agrees to commit for closing the deal
			immediately; and to execute the Securities Purchase Agreement under the terms set in this Addendum and in the agreement;

And whereas	The sides agree on changing the payment conditions set
			in the Securities Purchase Agreement, as set forth in this addendum hereinafter;


		The sides hereby state and agree as follows:


1.		The preamble of this Agreement constitutes an integral part
		thereof.

2.		In any case of conflict arising between the amendments set in
		this addendum and the Securities Purchase Agreement, this addendum shall have a governing position.

3.		The sides state that they have completed all preliminary
		procedures and are willing to complete the closing of the agreement under the amendments set here forth.

4.		Despite the conditions set in Article II of the Securities
		Purchase Agreement, the sides hereby agree that payments by B.L.M will be executed as follows:

		a.	B.L.M will pay Organitech 10 monthly payments of
			50,000 US$ each, starting at August 10th 2002, and ending by May 10th 2003.

		b.	B.L.M will pay Organitech 15 monthly payments of
			100,000 US$ each, starting on June 10th 2003, and ending by August 10th 2004.

		c.	It is agreed that the amount of shares granted to B.L.M
			will change respectively in such way that it will receive 137,500 shares in return for each 50,000 US$ payment and 275,000 shares for each 100.000 US $ payment.

5.		The sides agree that except for the change in payment
		conditions and the respective change in the shares distribution as mentioned above, all restrictions set by in the Securities Purchase Agreement shall be valid.

6.		Despite section 5.4 in the Securities Purchase Agreement, it
		is hereby agreed by the sides that Organitech will have the right to execute the repurchase right until September 15th 2002, and it shall not have the right to repurchase shares from B.L.M. later than September 15th 2002.


In witness whereof, the parties hereto have duly executed this addendum to the Agreement as of July 5, 2002



Organitech U.S.A Inc.


_/s/ Lior Hessel_______
 Lior Hessel, CEO


B.L.M.

_/s/ Marcos Lande______


_/s/ Marcos Lande		_/s/ Chaim Achidov_
Marcos Lande			Chaim Achidov